UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, NY 10010

(Address of principle executive offices and zip code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Merger Agreement

On October 28, 2020, Registrant entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”) by and among Registrant, LVMH Moët Hennessy-Louis Vuitton SE, a societas Europaea (European company) organized under the laws of France (“LVMH”), Breakfast Holdings Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of LVMH (“Holding”) and Breakfast Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Holding (“Merger Sub”). The Amended Merger Agreement amends and restates the Agreement and Plan of Merger, dated as of November 24, 2019 (the “Original Merger Agreement”), by and among Registrant, LVMH, Holding and Merger Sub, in its entirety, on the terms and subject to the conditions set forth therein. Pursuant to the Amended Merger Agreement, Merger Sub will be merged with and into Registrant (the “Merger”), with Registrant continuing as the surviving company in the Merger and a wholly owned indirect subsidiary of LVMH.

Subject to the terms and conditions set forth in the Amended Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value, of Registrant (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock owned by Registrant, LVMH or any of their respective wholly owned subsidiaries, and shares of Common Stock owned by stockholders of Registrant who have properly demanded and not withdrawn a demand for appraisal rights under Delaware law) will be converted into the right to receive $131.50 in cash, without interest and less any required tax withholding (the “Per Share Merger Consideration”).

In addition, subject to the terms and conditions of the Amended Merger Agreement, at the Effective Time, (1) each option to purchase shares of Common Stock (“Company Option”) granted pursuant to Registrant’s 2014 Employee Incentive Plan, 2005 Employee Incentive Plan, 2017 Directors Equity Compensation Plan and 2008 Directors Equity Compensation Plan (collectively, the “Equity Plans”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, shall be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the excess, if any, of (A) the Per Share Merger Consideration over (B) the per-share exercise price for such Company Option, multiplied by (ii) the total number of shares of Common Stock underlying such Company Option; (2) each performance stock unit granted pursuant to the Equity Plans (“Company PSU”) that is outstanding as of immediately prior to the Effective Time shall be canceled and converted into the right to receive an amount in cash, without interest, equal to the sum of (A) any accrued but unpaid cash in respect of dividend equivalent rights representing fractional shares of Common Stock with respect to such Company PSU plus (B) the product of (i) the total number of shares of Common Stock subject to such Company PSU (including for the avoidance of doubt any dividend equivalent units credited in respect of Company PSUs) immediately prior to the Effective Time, multiplied by (ii) the Per Share Merger Consideration; and (3) each restricted stock unit granted pursuant to the Equity Plans (“Company RSU”) that is outstanding as of immediately prior the Effective Time shall be canceled and converted into the right to receive an amount in cash, without interest, equal to the sum of (A) any accrued but unpaid cash in respect of dividend equivalent rights representing fractional shares of Common Stock with respect to such Company RSU plus (B) the product of (i) the total number of shares of Common Stock underlying such Company RSU (including for the avoidance of doubt any dividend equivalent units credited in respect of Company RSUs), multiplied by (ii) the Per Share Merger Consideration; provided that if the consummation of the Merger occurs in fiscal year 2021 and prior to May 1, 2021, a prorated portion of the fiscal year 2021 equity awards will receive the foregoing treatment and the remainder of such awards will be forfeited.

Furthermore, the Amended Merger Agreement expressly permits Registrant in its sole discretion, to declare and pay regular quarterly dividends of up to $0.58 per share once in each fiscal quarter prior to the consummation of the Merger, commencing with the fourth quarter of Registrant’s 2020 fiscal year.

The consummation of the Merger, which cannot take place prior to January 7, 2021, is subject to various conditions, including, among others, customary conditions relating to (i) the adoption of the Amended Merger Agreement by holders of a majority of the outstanding shares of Registrant’s common stock entitled to vote on such matter (the “Stockholders Approval”) at the meeting of stockholders of Registrant (the “Stockholders Meeting”) to be held to vote on the adoption of the Amended Merger Agreement (or any postponement or adjournment thereof), and (ii) the expiration or earlier termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as certain non-U.S. regulatory clearances, it being understood among the parties that the existing regulatory clearances obtained for the Merger pursuant to the Original Merger Agreement will be deemed to satisfy the condition to the extent still in effect at the time the Merger is consummated. The obligation of each party to consummate the Merger is also conditioned on the accuracy of certain of the other party’s representations and warranties and the other party’s compliance, in all material respects, with certain covenants and agreements under the Amended Merger Agreement. The Amended Merger Agreement, as compared to the Original Merger Agreement, removes certain conditions to the consummation of the Merger, namely (i) the absence of a law or order in effect that enjoins, prevents or otherwise prohibits the consummation of the Merger issued by a governmental entity and (ii) the absence of a Material Adverse Effect (as defined in the Amended Merger Agreement).

The Amended Merger Agreement also contains other customary representations, warranties and covenants of Registrant, LVMH, Holding and Merger Sub, including covenants made by Registrant regarding the operation of the business of Registrant and its subsidiaries prior to the Effective Time.

Registrant has also agreed to customary “no-shop” restrictions on Registrant’s ability to solicit alternative transaction proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding alternative transaction proposals. Notwithstanding the limitations applicable under the “no-shop” restrictions, after the date of the Amended Merger Agreement, and prior to obtaining the Stockholders Approval at the Stockholders Meeting, Registrant may, under certain circumstances, provide non-public information to and participate in discussions or negotiations with third parties with respect to any unsolicited alternative transaction proposal that the Board of Directors of Registrant (the “Board”) has determined constitutes or could reasonably be expected to result in a Superior Proposal (as defined in the Amended Merger Agreement), but subject to LVMH’s right to match, or otherwise propose amendments to its transaction in response to, any such acquisition proposal during a specified notice period. Registrant and LVMH have also made covenants to cooperate with each other and use their respective best efforts to take all actions, and do all things, necessary or advisable on its part under the Amended Merger Agreement and applicable laws to consummate and make effective the Merger as promptly as practicable after the date of the Amended Merger Agreement, including, among other things, maintaining in effect the existing regulatory clearances obtained for the Merger pursuant to the Original Merger Agreement.

The Amended Merger Agreement provides for certain termination rights of Registrant and LVMH, including the right of either party to terminate the Amended Merger Agreement if the Merger is not completed on or before June 30, 2021 (the “Outside Date”), provided that the Outside Date will be automatically extended to December 31, 2021, if all conditions are satisfied other than the receipt of the regulatory approvals. Registrant may terminate the Amended Merger Agreement, in certain circumstances, including, prior to obtaining the Stockholders Approval at the Stockholders Meeting, to enter into an acquisition agreement with respect to a Superior Proposal on the terms set forth in the Amended Merger Agreement. The Amended Merger Agreement also provides that Registrant will be required to pay LVMH a termination fee of $575 million in certain circumstances, including if Registrant terminates the Amended Merger Agreement to enter into an acquisition agreement with respect to a Superior Proposal.

In the event that Registrant brings any claim, litigation, or other similar proceeding to enforce the terms of the Amended Merger Agreement or for money damages, the “Per Share Merger Consideration” will be deemed, for all purposes in such proceeding, including any award of specific performance or damages, to be $135.00 in cash, without interest and less any required tax withholding, as was in the Original Merger Agreement.

The foregoing description of the Amended Merger Agreement is qualified in its entirety by the full text of the Amended Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

A copy of the Amended Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Registrant, LVMH, Holding, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties, and covenants of each of Registrant, LVMH, Holding and Merger Sub contained in the Amended Merger Agreement were made only for purposes of the Amended Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Amended Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Amended Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations, warranties, and covenants or any descriptions thereof should not be relied upon by any person as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Amended Merger Agreement, which subsequent information will not necessarily be fully reflected in Registrant’s public disclosures.

Settlement Agreement

As previously announced, on September 9, 2020, Registrant had filed a lawsuit (the “Merger Litigation”) in the Court of Chancery of the State of Delaware (the “Court”) against LVMH and certain of its affiliates seeking, among other things, an order of specific performance requiring LVMH to perform its obligations under the Original Merger Agreement, and on September 28, 2020, LVMH filed a Counterclaim against Registrant, seeking a declaration that various conditions precedent to LVMH’s obligation to close the Merger had not been met. On September 21, 2020, the Court set January 5, 2021 to begin a four-day trial.

In connection with the entrance into the Amended and Restated Merger Agreement, on October 28, 2020, Registrant entered into the Settlement Agreement (the “Settlement Agreement”), by and among Registrant, LVMH, Holding and Merger Sub, pursuant to which, among other things, each party must dismiss all claims that it brought in the Merger Litigation with prejudice and agree to a stipulated order of dismissal that dismisses all claims asserted by the parties with prejudice.

Item 8.01	Other Events.

Joint Press Release.

On October 29, 2020, Registrant and LVMH issued a joint press release announcing that they entered into the Amended Merger Agreement and the Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of October 28, 2020, by and among Tiffany & Co., LVMH Moët Hennessy – Louis Vuitton SE, Breakfast Holdings Acquisition Corp. and Breakfast Acquisition Corp.

99.1	Press Release, dated October 29, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the U.S. Securities and Exchange Commission (the “SEC”); provided, however, that Registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Registrant by LVMH pursuant to the Amended Merger Agreement. In connection with the proposed acquisition, Registrant intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Registrant will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF REGISTRANT ARE URGED TO READ CAREFULLY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING REGISTRANT’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REGISTRANT AND THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website, /www.sec.gov or at Registrant’s website at investor.tiffany.com/financial-information or by writing to the Corporate Secretary at 200 Fifth Avenue, New York, New York 10010, Attn: Corporate Secretary (Legal Department).

Participants in Solicitation

Registrant and its directors, executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Registrant’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of Registrant is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 20, 2020. Other information regarding the participants in the proxy solicitations in connection with the proposed acquisition, and a description of any interests that they have in the proposed acquisition, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed acquisition when they become available. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via Registrant’s Investor Relations section of its website at investor.tiffany.com/financial-information.

Forward-Looking Statements:

Certain statements in this communication including, without limitation, statements relating to the proposed Merger and conditions to closing of the Merger, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Merger and about the future plans, assumptions and expectations for Registrant’s business and its results. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” “may,” “will,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the Merger may not be satisfied or the regulatory approvals required for the Merger may not be obtained or maintained, in each case, on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Amended Merger Agreement or affect the ability of the parties to recognize the benefits of the Merger; (iii) the effect of the announcement or pendency of the Merger on Registrant’s business relationships, operating results, and business generally; (iv) risks that the Merger disrupts Registrant’s current plans and operations and potential difficulties in Registrant’s employee retention; (v) risks that the Merger may divert management’s attention from Registrant’s ongoing business operations; (vi) potential litigation that may be instituted against Registrant or its directors or officers related to the Merger or the Amended Merger Agreement and any adverse outcome of any such potential litigation; (vii) the amount and timing of the costs, fees, expenses and other charges related to the Merger, including in the event of any unexpected delays; (viii) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period, or at all, which may affect Registrant’s business and the price of the common stock of Registrant; (ix) any adverse effects on Registrant by other general industry, economic, business and/or competitive factors; (x) the COVID-19 pandemic, including the duration and scope thereof, the availability of a vaccine or cure that mitigates the effect of the virus, the potential for additional waves of outbreaks and changes in financial, business, travel and tourism, consumer discretionary spending and other general consumer behaviors, political, public health and other conditions, circumstances, requirements and practices resulting therefrom; (xi) protest activity in the U.S.; and (xii) such other factors as are set forth in Registrant’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-Q for the quarter ended July 31, 2020, its Form 10-K for the fiscal year ended January 31, 2020, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Registrant’s financial condition, results of operations, credit rating, liquidity or stock price. These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. In addition, there can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period, or that the expected benefits of the Merger will be realized.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Registrant does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Registrant or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By:	/s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary and General Counsel

Date: October 29, 2020